Income Taxes	9 Months Ended	12 Months Ended
	Sep. 27, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
During the periods presented in the unaudited Consolidated and Combined Condensed Financial Statements, the Company’s operations were generally included in the tax grouping of other Danaher entities within the respective entity's tax jurisdiction; however, in certain jurisdictions, the Company filed separate tax returns. Prior to the Separation, the income tax expense included in these financial statements has been calculated using the separate return basis as if the Company filed separate tax returns.
The following table summarizes the Company’s effective tax rate:

	Nine-Month Period Ended
	September 27, 2019	September 28, 2018
Effective tax rate	19.6%	22.9%

The effective tax rate for the nine-month period ended September 27, 2019 differs from the U.S. federal statutory rate of 21.0% principally due to the aforementioned benefits, in addition to net tax benefits of $5 million recognized in the first and second quarters of 2019 related to excess tax benefits from stock-based compensation and releases of reserves upon the expiration of statutes of limitations.
The Company’s effective tax rate for the nine-month period ended September 28, 2018 were slightly higher than the U.S. federal statutory rate of 21.0% due principally to the impact of the Company’s earnings outside the United States, which overall are taxed at rates higher than the U.S. federal rate, which was partially offset by net discrete tax benefits related primarily to excess tax benefits from stock-based compensation and changes in estimates associated with the prior period uncertain tax positions and audit settlements. The effective tax rate for the nine-month period ended September 28, 2018 included net tax benefits of $0.2 million, related primarily to excess tax benefits from stock-based compensation and release of reserves upon the expiration of statutes of limitations, which were partially offset by increases in estimates associated with prior period uncertain tax positions and other matters.
In connection with the Separation, Danaher and the Company entered into various separation-related agreements, including a tax matters agreement (“Tax Agreement”). The Tax Agreement distinguishes between the treatment of tax matters for pre-Separation “Joint” filings compared to pre-Separation “Separate” filings. Joint filings involve legal entities, such as those in the United States, that include operations from both Danaher and the Company. By contrast, Separate filings involve certain entities (primarily outside of the United States), that exclusively include either Danaher’s or the Company’s operations.
Under the Tax Agreement, for pre-Separation Joint filings, Danaher remains liable for and has contractually assumed all income tax liabilities including applicable interest and penalties. Danaher has also indemnified the Company for all tax liabilities for Joint returns related to pre-Separation periods. For the U.S. federal portion of Joint tax liabilities, U.S. Treasury Regulations make each member of prior period U.S. consolidated tax filings severally liable to the U.S. government for any U.S. federal income tax liability incurred by the U.S. consolidated group. As of the Separation date, the amount of uncertain tax positions associated with Envista businesses that Danaher has recorded and contractually assumed related to pre-Separation periods is $20 million. Danaher is the primary obligor for such pre-Separation liabilities. The Company believes it is remote that it will have any liability for pre-Separation income tax Joint filings. Therefore, the Company has removed the liability from its balance sheet as of the Separation date by adjusting the net parent investment. This is a non-cash financing activity for purposes of the Consolidated and Combined Condensed Statements of Cash Flows and was offset by other changes in tax attributes associated with the Separation.
For the Company’s pre-Separation Separate filings, the Company is fully liable for all income tax liabilities including interest and penalties. As of the Separation date, the Company had $6 million of uncertain tax positions reflected in other long-term liabilities.
INCOME TAXES
The operating results of the Company are included in the income tax returns of Parent. The Company accounts for income taxes under the separate return method. Under this approach, the Company allocates current and deferred taxes to each entity as if were a separate taxpayer. The sum of the amounts allocated to individual entities may not equal Parent’s consolidated amount. The Company’s pretax operating results exclude any intercompany financing arrangements between entities and include any transactions with Parent as if it were an unrelated party.
Earnings before income taxes for the years ended December 31 were as follows ($ in millions):

	2018	2017	2016
United States	$201.8	$254.9	$273.5
International	99.3	131.8	128.2
Total	$301.1	$386.7	$401.7

The provision for income taxes for the years ended December 31 were as follows ($ in millions):

	2018	2017	2016
Current:
Federal U.S.	$34.9	$102.7	$102.1
Non-U.S.	26.0	28.7	33.2
State and local	7.8	12.4	15.5
Deferred:
Federal U.S.	4.9	(70.9)	(9.6)
Non-U.S.	(4.3)	12.5	(10.1)
State and local	1.1	0.2	(1.4)
Income tax provision	$70.4	$85.6	$129.7

Noncurrent deferred tax assets and noncurrent deferred tax liabilities are included in other assets and other long-term liabilities, respectively, in the accompanying Combined Balance Sheets. Deferred income tax assets and liabilities as of December 31 were as follows ($ in millions):

	2018	2017
Deferred tax assets:
Allowance for doubtful accounts	$0.6	$1.1
Inventories	15.2	16.6
Pension benefits	15.5	17.2
Other accruals and prepayments	44.0	40.4
Stock-based compensation expense	5.4	4.7
Tax credit and loss carryforwards	141.3	155.4
Valuation allowances	(91.2)	(92.2)
Total deferred tax asset	130.8	143.2
Deferred tax liabilities:
Property, plant and equipment	(6.3)	(1.2)
Goodwill and other intangible assets	(326.2)	(334.5)
Total deferred tax liability	(332.5)	(335.7)
Net deferred tax liability	$(201.7)	$(192.5)

The Company evaluates the future realizability of tax credits and loss carryforwards considering the anticipated future earnings of the Company’s subsidiaries as well as tax planning strategies in the associated jurisdictions. Deferred taxes associated with U.S. entities consist of net deferred tax liabilities of $149 million and $134 million as of December 31, 2018 and 2017, respectively. Deferred taxes associated with non-U.S. entities consist of net deferred tax liabilities of $53 million and $59 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018, the total amount of the basis difference in investments outside the United States for which deferred taxes have not been provided is $220 million. As of December 31, 2018, the Company had no plans which would subject these basis differences to income taxes in the United States or elsewhere.
On December 22, 2017, the TCJA was enacted, substantially changing the U.S. tax system and affecting the Company in a number of ways. Notably, the TCJA:

•	established a flat corporate income tax rate of 21.0% on U.S. earnings;

•	imposed a one-time tax on unremitted cumulative non-U.S. earnings of foreign subsidiaries (“Transition Tax”);

•
imposed a new minimum tax on certain non-U.S. earnings, irrespective of the territorial system of taxation, and generally allows for the repatriation of future earnings of foreign subsidiaries without incurring additional U.S. taxes by transitioning to a territorial system of taxation;

•	subjected certain payments made by U.S. companies to related foreign companies to certain minimum taxes (Base Erosion Anti-Abuse Tax);

•
eliminated certain prior tax incentives for manufacturing in the United States and created an incentive for U.S. companies to sell, lease or license goods and services abroad by allowing for a reduction in taxes owed on earnings related to such sales;

•	allowed the cost of investments in certain depreciable assets acquired and placed in service after September 27, 2017 to be immediately expensed; and

•	reduced deductions with respect to certain compensation paid to specified executive officers.
As U.S. GAAP accounting for income taxes requires the effect of a change in tax laws or rates to be recognized in income from continuing operations for the period that includes the enactment date, the Company recognized an estimate of the impact of the TCJA in the year ended December 31, 2017 under the separate return method. As a result of the TCJA, the Company recognized a provisional tax liability of $36 million in 2017 for the Transition Tax. The Company also remeasured U.S. deferred tax assets and liabilities based on the income tax rates at which the deferred tax assets and liabilities are expected to reverse in the future (generally 21.0%), resulting in an income tax benefit of $73 million in 2017.
Due to the complexities involved in accounting for the enactment of the TCJA, SAB No. 118 allowed the Company to record provisional amounts in earnings for the year ended December 31, 2017. Where reasonable estimates could be made, the provisional accounting was based on such estimates. When no reasonable estimate could be made, SAB No. 118 required the accounting to be based on the tax law in effect before the TCJA. The Company was required to complete its tax accounting for the TCJA when it had obtained, prepared and analyzed the information to complete the income tax accounting but no later than December 22, 2018.
Accordingly, during 2018, the Company completed its accounting for the tax effects of the enactment of the TCJA based on the Company’s interpretation of the new tax regulations and related guidance issued by the U.S. Department of the Treasury and the IRS. The net tax effect to adjust the provisional amount was not material to the Company’s financial statements. Due to the complexity and recent issuance of these tax regulations, management’s interpretations of the impact of these rules could be subject to challenge by the taxing authorities.
The TCJA imposes tax on U.S. stockholders for global intangible low-taxed income (GILTI) earned by certain foreign subsidiaries. The Company is required to make an accounting policy election of either: (1) treating taxes due on future amounts included in U.S. taxable income related to GILTI as a current period tax expense when incurred (the “period cost method”); or (2) factoring such amounts into the Company’s measurement of its deferred tax expense (the “deferred method”). As of December 31, 2017, the Company was still analyzing its global income and did not record a GILTI-related deferred tax amount. In 2018, the Company elected the period cost method for its accounting for GILTI.
The effective income tax rate for the years ended December 31 varies from the U.S. statutory federal income tax rate as follows:

	Percentage of Pretax Earnings
	2018	2017	2016
Statutory federal income tax rate	21.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes (net of federal income tax benefit)	2.5	2.0	2.1
Foreign rate differential	1.7	(3.1)	(3.3)
Resolution and expiration of statutes of limitation of uncertain tax positions	(1.5)	(1.5)	2.7
Research and experimentation credits and other	(0.3)	(0.6)	(0.6)
Release of valuation allowance on foreign losses	—	—	(3.6)
TCJA – revaluation of U.S. deferred income taxes	—	(19.0)	—
TCJA – Transition tax	—	9.3	—
Effective income tax rate	23.4%	22.1%	32.3%

The Company’s effective tax rate for each of 2018, 2017 and 2016 differs from the U.S. federal statutory rates of 21.0% for 2018 and 35.0% for 2017 and 2016, due principally to its earnings outside the United States that are indefinitely reinvested and taxed at rates different than the U.S. federal statutory rate. In addition:

•
The effective tax rate of 23.4% in 2018 includes 60 basis points of net discrete tax benefits primarily related to the excess tax benefit associated with the exercise of employee stock options and vesting of RSUs, as well as the release of reserves upon the expiration of statutes of limitation, partially offset by increases in net reserves from audit settlements.

•
The effective tax rate of 22.1% in 2017 includes 900 basis points of net discrete tax benefits primarily related to the revaluation of net U.S. deferred tax liabilities from 35.0% to 21.0% due to the TCJA as well as the excess tax benefit related to the exercise of employee stock options and vesting of RSUs, partially offset by income tax expense related to the Transition Tax on foreign earnings due to the TCJA as well as a valuation allowance on losses attributable to certain foreign jurisdictions.

•
The effective tax rate of 32.3% in 2016 includes 60 basis points of net discrete tax benefits primarily from the release of valuation allowances on certain foreign net operating losses, partially offset by reduction of net operating loss benefits due to an audit settlement.

The Company’s income tax payable or receivable computed under the separate return method is adjusted to Parent’s equity as it does not represent a liability or asset with the relevant taxing authorities of the Company since the Company is a part of Parent’s consolidated tax returns filed with the taxing authorities. Ongoing settlement of income taxes payable or receivable are classified as operating cash flows. As the provisional amount recorded for the Transition Tax was not paid in the period and will be owed by Parent, the Company reflected the amount for the Transition Tax as a noncash item in the change in accrued expenses and other liabilities in the Combined Statement of Cash Flows.
Current income tax payable to Parent has been reduced by $5 million, $8 million, and $9 million in 2018, 2017 and 2016 respectively, for tax deductions attributable to stock-based compensation, of which, the excess tax benefit over the amount recorded for financial reporting purposes was $3 million, $5 million and $6 million in 2018, 2017 and 2016, respectively. The excess tax benefits realized have been recorded as increases to Parent’s equity for the year ended December 31, 2016. As required by ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), the excess tax benefits for the years ended December 31, 2018 and 2017 have been included in the provision for income taxes and decreased the effective tax rate for the year by 100 and 130 basis points, respectively.
Included in deferred income taxes as of December 31, 2018 are tax benefits for U.S. and non-U.S. net operating loss carryforwards totaling $141 million ($91 million of which the Company does not expect to realize and have corresponding valuation allowances). Certain of the losses can be carried forward indefinitely and others can be carried forward to various dates from 2019 through 2038.
As of December 31, 2018, gross unrecognized tax benefits totaled $27 million ($26 million, net of the impact of $6 million of indirect tax benefits offset by $5 million associated with potential interest and penalties). As of December 31, 2017, gross unrecognized tax benefits totaled $37 million ($35 million, net of the impact of $9 million of indirect tax benefits offset by $7 million associated with potential interest and penalties). The Company recognized $1 million, $3 million and $2 million in potential interest and penalties associated with uncertain tax positions during 2018, 2017 and 2016, respectively. To the extent unrecognized tax benefits (including interest and penalties) are recognized with respect to uncertain tax positions, the tax expense and effective tax rate in future periods would be reduced by $26 million based upon the tax positions as of December 31, 2018. The Company recognized interest and penalties related to unrecognized tax benefits within income taxes in the accompanying Combined Statement of Earnings. Unrecognized tax benefits and associated accrued interest and penalties are included in taxes, income and other accrued expenses as detailed in Note 9.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding amounts accrued for potential interest and penalties, is as follows ($ in millions):

	2018	2017	2016
Unrecognized tax benefits, beginning of year	$37.4	$49.2	$40.6
Additions based on tax positions related to the current year	0.7	0.6	1.5
Additions for tax positions of prior years	1.7	4.3	15.8
Lapse of statute of limitations	(5.6)	(9.0)	(4.7)
Settlements	(5.9)	(11.5)	(2.0)
Effect of foreign currency translation	(1.1)	3.8	(2.0)
Unrecognized tax benefits, end of year	$27.2	$37.4	$49.2

The Company conducts business globally, and Parent files numerous consolidated and separate income tax returns in the U.S. federal, state and foreign jurisdictions. The non-U.S. countries in which the Company has a material presence include Canada, China, Finland, Germany and Switzerland. The Company believes that a change in the statutory tax rate of any individual foreign country would not have a material effect on the Combined Financial Statements given the geographic dispersion of the Company’s taxable income.
Parent and its subsidiaries (including the businesses of the Company) are routinely examined by various domestic and international taxing authorities. The IRS has completed substantially all of the examinations of certain of Parent’s federal income tax returns through 2011 and is currently examining certain of Parent’s federal income tax returns for 2012 through 2015. In addition, Parent has subsidiaries (including the businesses of the Company) in Germany, India, Japan, Sweden and Switzerland and in states and other local jurisdictions that are currently under audit for years ranging from 2007 through 2016.
Management estimates that it is reasonably possible that the amount of unrecognized tax benefits may be reduced by approximately $0.2 million within twelve months as a result of resolution of worldwide tax matters, payments of tax audit settlements and/or statute of limitations expirations.
The Company operates in various non-U.S. tax jurisdictions where “tax holiday” income tax incentives have been granted for a specific period. These tax benefits are not material to the Company’s financial statements.